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                                                                    Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Healthcare Services Group, Inc., a Pennsylvania corporation (the "Company") on Form 10-Q for the quarter March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, James L. DiStefano, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                         /s/ James L. DiStefano
                                                         -----------------------
                                                         James L. DiStefano
                                                         Chief Financial Officer
                                                         April 21, 2006









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